SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 4, 2004


                                SPECTRASITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


                001-31769                                56-2027322
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         (Commission File Number)        (I.R.S. Employer Identification Number)


400 Regency Forest Drive, Cary, North Carolina             27511
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    (Address of principal executive offices)             (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            On October 4, 2004, SpectraSite, Inc. (the "COMPANY") announced that Robert Katz and Richard Masson have resigned from its Board of Directors. The Company's press release relating to the resignations is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

            Despite these departures, the Company remains in compliance with applicable corporate governance requirements of the New York Stock Exchange relating to the composition of its Board of Directors and committees thereof.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial statements of businesses acquired.

            Not applicable

(b)         Pro forma financial information.

            Not applicable

(c)         Exhibits.

            EXHIBIT NO.           DESCRIPTION
            -----------           -----------

               99.1               Press Release dated October 4, 2004



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                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SPECTRASITE, INC.


Date:  October 5, 2004                    By: /s/ John H. Lynch
                                              -------------------------------
                                              Name:  John H. Lynch
                                              Title: Vice-President, General
                                                     Counsel and Secretary


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EXHIBIT INDEX
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99.1       Press Release dated October 4, 2004